UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2004

Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-108780 (Commission File Number)	20-0138854 (IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas (Address of Principal Executive Offices)	77056-6118 (Zip Code)

(888) 220-6121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 2.01. Completion of Acquisition or Disposition of Assets.

     We filed a Current Report on Form 8-K dated September 20, 2004 on September 21, 2004 with regard to the acquisition of interests in two buildings located at 55 Second Street and 101 Second Street in San Francisco, California by Hines-Sumisei U.S. Core Office Fund, L.P., as described in such Current Report. The purpose of this Amendment to Current Report on Form 8-K/A is to include the financial information required by Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Real Estate Properties Acquired. The following financial statements are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

55	Second Street (the KPMG Building) and 101 Second Street — Nine Months Ended September 30, 2004 (unaudited) and the Years Ended December 31, 2003, 2002 and 2001:

Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

     (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Amendment to Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations — Nine Months Ended September 30, 2004

Unaudited Pro Forma Consolidated Statement of Operations
Unaudited Note to Pro Forma Consolidated Statement of Operations

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
December 6, 2004	By:	/s/ Charles M. Baughn
Charles M. Baughn
Chief Executive Officer

INDEPENDENT AUDITORS’ REPORT

To the Members of
Hines 55/101 Second Street Mezzanine LP

We have audited the accompanying statements of revenues and certain operating expenses (the “Historical Summaries”) of the properties located at 55 Second Street and 101 Second Street, San Francisco, CA (the “Properties”) for the years ended December 31, 2003, 2002 and 2001. These Historical Summaries are the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summaries and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summaries present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summaries of the properties located at 55 Second Street and 101 Second Street, San Francisco, CA, for the years ended December 31, 2003, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas
December 3, 2004

55 SECOND STREET (the KPMG Building) and 101 SECOND STREET, SAN FRANCISCO, CALIFORNIA

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2004 (Unaudited) and
For the Years Ended December 31, 2003, 2002, and 2001

	Nine Months	Year Ended December 31
	Ended
	September 30, 2004	2003	2002	2001
	(unaudited)
Revenue:
Rental income	$14,762,065	$20,274,699	$28,252,865	$16,640,539
Escalation income	3,407,114	4,949,648	4,487,859	1,178,443
Other income	493,821	21,674,135	3,030,614	333,763

Total revenues	18,663,000	46,898,482	35,771,338	18,152,745
Expenses:
Salaries	782,819	968,549	899,737	478,969
Utilities	1,121,746	1,611,011	1,672,708	944,230
Cleaning services	936,550	1,179,725	1,108,588	738,131
Repairs, maintenance, and supplies	365,670	497,125	477,761	357,248
Security	475,890	609,598	551,059	295,688
Building management services	427,638	541,507	482,366	249,591
Insurance	611,755	890,102	723,744	294,785
Real estate taxes	1,420,275	2,650,451	2,357,625	1,072,061
General and administrative	144,721	191,936	202,316	70,448

Total expenses	6,287,064	9,140,004	8,475,904	4,501,151

Revenues in excess of expenses	$12,375,936	$37,758,478	$27,295,434	$13,651,594

See accompanying notes to statements of revenues and certain operating expenses.

55 SECOND STREET (the KPMG Building) and 101 SECOND STREET, SAN FRANCISCO, CALIFORNIA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2004 (Unaudited) and
For the Years Ended December 31, 2003, 2002, and 2001

(1) Organization

     55 Second Street (the KPMG Building), San Francisco, California, is a 25-story, 379,330 square foot building, substantially completed in 2002. 101 Second Street, San Francisco, California is a 25-story, 387,866 square foot building, substantially completed in 1999. 55 Second Street (the KPMG Building) and 101 Second Street (collectively, the “Properties”) are owned by Hines 55/101 Second Street Mezzanine LP (the “Company”), a subsidiary of Hines-Sumisei US Core Office Properties LP.

(2) Basis of Presentation

     The statements of revenues and certain operating expenses (the Historical Summaries) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of the Properties, exclusive of interest income and interest expense, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties. As the final cost allocation of the Properties has not yet been completed, depreciation and amortization subsequent to the acquisition on September 20, 2004 have not been shown herein.

     The Statement of Revenues and Certain Operating Expenses and notes thereto for the nine months ended September 30, 2004 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

(3) Principles of Reporting and Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

     (a) Revenue Recognition

     The Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, charges to tenants for their pro rata share of real estate taxes and operating expenses, and early lease termination fees. All leases have been accounted for as operating leases. Rental revenue is generally recognized on the straight-line basis over the life of the lease. Early lease termination fees are recorded as income when received and are included in other income. Early lease termination fees received in 2003 and 2002 were $21,158,514 and $2,547,271, respectively. There were no early lease termination fees received in 2001.

     Rental payments under certain retail leases are based on a minimum rental amount plus a percentage of the store’s sales in excess of stipulated amounts. Since inception, no income has been received from such contingent rent agreements.

55 SECOND STREET (the KPMG Building) and 101 SECOND STREET, SAN FRANCISCO, CALIFORNIA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN
OPERATING EXPENSES — (Continued)
For the Nine Months Ended September 30, 2004 (Unaudited) and
For the Years Ended December 31, 2003, 2002, and 2001

Approximately 81% (unaudited) and 80% of the properties’ net rentable space is committed under operating leases at September 30, 2004 and December 31, 2003, respectively. The tenants’ leases expire in various years through 2017. Of the total net rentable area leased, approximately 253,464 square feet or 33% was leased to three tenants in the legal industry, whose leases expire in 2012, 2014, and 2017. One of the tenants in the legal industry leases approximately 18% of the Properties’ net rentable space and its lease expires in 2012. Another tenant in the professional services industry is expected to commence leasing approximately 12% of the Properties’ net rentable space in 2005 with lease expiration in 2014.

     (b) Bad Debt Expense

     Bad debts are recorded under the specific identification method whereby uncollectible receivables are directly written off when identified.

     (c) Repairs and Maintenance

     Expenditures for repairs and maintenance are expensed as incurred.

(5) Leases

     The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2003 is as follows:

Amount
Year ending December 31:
2004	$19,549,506
2005	22,268,365
2006	22,489,876
2007	22,480,675
2008	22,184,968
Thereafter	84,925,983

Total future minimum rentals	$193,899,373

     Total minimum future rental income represents the base rent tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, real estate taxes, and operating cost escalations.

*****

HINES REAL ESTATE INVESTMENT TRUST, INC.

Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2004

     On November 23, 2004, Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) has acquired a $35 million interest in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”), an affiliate of Hines Interests Limited Partnership (“Hines”). The Unaudited Pro Forma Consolidated Statements of Operations assume the Company invested $35 million in the Core Fund on January 1, 2004. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 2004, nor do they purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004

		Adjustments for
	Historical	Acquisitions		Pro Forma
REVENUES
Equity in losses of Hines-Sumisei U.S. Core Office Fund, L.P.	$—	$(317,700	)(a)	$(317,700)

Total Revenues		(317,700)		(317,700)
EXPENSES
Asset management and acquisition fees		1,182,500	(b)	1,182,500
Organizational and offering expenses	409,668	13,299,300	(c)	13,708,968
General and administrative expenses	302,452	—		302,452

Total Expenses	712,120	14,481,800		15,193,920

NET LOSS	$(712,120)	$(14,799,500)		$(15,511,620)

Loss per common share	$(712.12)	$(5.14)		$(5.38	)(d)

Weighted average number of common shares outstanding	1,000	2,882,000		2,883,000	(d)

See notes to unaudited pro forma consolidated statement of operations and unaudited note to pro forma consolidated statement of operations.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2004

(a)	To record the pro forma effect of the Company’s equity in losses of its $35 million (representing approximately 12% of the Core Fund’s equity) investment in the Core Fund assuming the Company’s investment in the Core Fund and the Core Fund’s acquisitions of the four properties held by NY Trust I and NY Trust II, the two Shell Buildings (all as defined below) and the two San Francisco Properties (as defined below) occurred on January 1, 2004. Utilizing historical operating data for the eight properties and adjusting for the impact of the purchase accounting on rental revenues for straight-line rent and amortization of intangibles, depreciation and amortization and interest expense, unaudited pro forma net loss for the Core Fund for the nine months ended September 30, 2004 is approximately $2,587,000.

(b)	To record the pro forma effect of the asset management and acquisition fees incurred, including the amount related to the participation interest in the Operating Partnership held by HALP Associates Limited Partnership, related to the Company’s investment in the Core Fund.

(c)	To record the pro forma effect of organizational and internal offering expenses.

(d)	Pro forma loss per common share is calculated by dividing the pro forma net loss for the period by the pro forma weighted average number of common shares outstanding during the period. The pro forma weighted average number of common shares outstanding is calculated assuming that (i) the 1,000 common shares purchased by Hines REIT Investor, L.P. on August 27, 2003 were outstanding during the entire period, (ii) 2,882,000 additional common shares were authorized, issued and outstanding during the entire period (representing the number of common shares which would need to be issued (in addition to the $10 million contribution by HREH) to provide net proceeds of $35 million) and (iii) there were no dilutive potential common shares for the period.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTE TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004

(1) Core Fund

     The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. In August 2003, the Core Fund, Sumitomo Life Realty (N.Y.), Inc. (“Sumitomo Life”), three independent pension plans and funds (collectively, the “NY Trust Institutional Investors”) and Hines organized Hines-Sumisei NY Core Office Trust (“NY Trust I”) to acquire three properties from Sumitomo Life and an entity affiliated with Sumitomo Life. In August 2003, NY Trust I acquired these properties for an aggregate purchase price including capitalizable transaction costs of approximately $581,100,000. The cash portion of the purchase price, transaction costs and working capital were funded by a combination of capital contributions from the NY Trust Institutional Investors and Hines affiliates, bridge financing and long-term mortgage debt from committed lenders.

     In January 2004, the Core Fund, Sumitomo Life and the NY Trust Institutional Investors organized Hines-Sumisei NY Core Office Trust II (“NY Trust II”) to acquire 600 Lexington Avenue, a fourth office property owned by Sumitomo Life. In February 2004, NY Trust II acquired 600 Lexington Avenue for a purchase price including capitalizable transaction costs of approximately $91,600,000. The cash portion of the purchase price, transaction costs and working capital were funded by a combination of capital contributions from Hines affiliates and long-term mortgage debt.

     The Core Fund holds an indirect approximate 38% tenant-in-common interest in One Shell Plaza and Two Shell Plaza (collectively, the “Shell Buildings”). Certain institutional investors affiliated with the NY Trust Institutional Investors, affiliates of Hines and other third-party investors hold the remaining approximate 62% indirect tenant-in-common interests in these buildings. The Core Fund’s total equity contribution for its interest in the Shell Buildings was approximately $12,000,000 (the gross purchase price of all tenant-in-common interests totaled approximately $351,772,000). This investment is fully consolidated in the Core Fund’s unaudited pro forma consolidated financial statements which follow.

     In September 2004, the Core Fund acquired an indirect 76.68% interest the office buildings located at 55 Second Street and 101 Second Street in the central business district of San Francisco, California (the “ San Francisco Properties”). Certain affiliates of Hines and other third-party investors hold the remaining approximate 23.32% indirect interests in these buildings. The aggregate purchase price for the Properties, including transaction and working capital costs and prepayment and interest rate buy-down fees, was approximately $305,000,000. The acquisition was funded by (i) cash proceeds contributed to the Core Fund or subsidiaries of the Core Fund by affiliates of Hines and third-party institutional investors, (ii) proceeds from a $22,978,000 mezzanine loan, (iii) proceeds from an $80,000,000 mortgage loan secured by 55 Second Street, and (iv) the assumption of a mortgage loan secured by 101 Second Street which, after the closing, had a principal amount of $75,000,000.

     The unaudited pro forma consolidated statement of operations have been prepared assuming the Company’s investment in the Core Fund will be accounted for utilizing the equity method as it is anticipated the Company will have the ability to exercise significant influence over, but will not exercise financial and operating control over, the Core Fund.

Unaudited Pro Forma Consolidated
Condensed Statement of Operations of the Core Fund

Nine Months
Ended
September 30, 2004
Revenues	$115,483,000
Expenses:
Interest	32,041,000
Depreciation and amortization	36,790,000
Operating, general and administrative and other	48,338,000

Total Expenses	117,169,000
Minority interest	901,000

Net Income (Loss)	$(2,587,000)